FIRST AMENDMENT TO 15% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment, dated as of April 10, 2019 (this “Amendment”), made and entered into by and between Muscle Maker, Inc., a California corporation (the “Company”), the holders (the “Holders”) of the Notes (as defined below) and Catalytic Holdings 1 LLC, as agent of the Holders (the “Agent”).

WHEREAS, the Company issued the 15% Senior Secured Convertible Promissory Note (the “Note”) to the Holders;

WHEREAS, the Company, the Holders and the Agent have determined that it is necessary, desirable and in the best interest of the Company and the Holder to amend the Note as set forth in this Amendment; and

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and the Holder hereby agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings assigned to them in the Note.

2. Effective Date. This Amendment is effective as of the date hereof (the “Effective Date”), and all references to the Note from and after such time will be deemed to be references to the Note as amended hereby.

3. Amendments to the Note:

Section 4.3 of the Note shall be deleted and replaced with the following

4.3 Conversion Price.

The “Conversion Price” is the price equal to a 25.0% of the per share offering price paid by investors in the public offering in conjunction with a Listing Event (the “Discounted Offering Price”). However, in the event the Holder is required to sign a Lock-Up Agreement as contemplated as part of Section 4(s) of the Agreement as part of the public offering in conjunction with a Listing Event, then the Discounted Offering Price shall be 17.5% of the per share offering price paid by investors in the public offering in conjunction with a Listing Event.

4. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Amendment. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AMENDMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

6. If any term, provision, covenant or restriction of this Amendment or applicable to this Amendment is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Holder and the Company have caused this Amendment to the Note to be duly executed as of the date first above written.

MUSCLE MAKER, INC.

By:
Name:
Title:

CATALYTIC HOLDINGS 1 LLC

By:
Name:
Title: